                                                                    Exhibit 24.1


                           THE PROVIDENCE GAS COMPANY


                            POWER OF ATTORNEY TO SIGN
                       REGISTRATION STATEMENT ON FORM S-3

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned do hereby constitute and appoint James H. Dodge and Gary S. Gillheeney, and each of them, with full power of substitution and full power to act without the other, as his or her true and lawful attorney-in-fact and agent to act in his or her name, place and stead and to execute in the name and on behalf of the undersigned, individually and in each capacity stated below, a Registration Statement on Form S-3 of The Providence Gas Company with respect to the $15 million of First Mortgage Bonds, Series T, of The Providence Gas Company, and any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

        This Power of Attorney has been signed by the following persons in the capacities and on the date or dates indicated.

               Signature                                 Title                                  Date

/s/ James H. Dodge                           Chairman, President, and Chief               January 14, 1999
---------------------------------
James H. Dodge                                    Executive Officer
                                            (Principal Executive Officer)

/s/ Gary S. Gillheeney                        Senior Vice President, Chief                January 14, 1999
---------------------------------            Financial Officer and Treasurer
Gary S. Gillheeney                           (Principal Financial Officer)


/s/ Sharon A. Dufour                                   Controller                         January 14, 1999
---------------------------------
Sharon A. Dufour


/s/ Gilbert R. Bodell, Jr.                              Director                          January 14, 1999
---------------------------------
Gilbert R. Bodell, Jr.

/s/ John H. Howland                                     Director                          January 14, 1999
---------------------------------
John H. Howland

/s/ Douglas H. Johnson                                  Director                          January 14, 1999
---------------------------------
Douglas H. Johnson



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

               Signature                                 Title                                  Date


/s/ William Kreykes                                     Director                          January 14, 1999
---------------------------------
William Kreykes

/s/ Paul F. Levy                                        Director                          January 14, 1999
---------------------------------
Paul F. Levy

/s/ Romolo A. Marsella
---------------------------------                       Director                          January 14, 1999
Romolo A. Marsella

/s/ M. Anne Szostak
---------------------------------                       Director                          January 14, 1999
M. Anne Szostak

/s/ Kenneth W. Washburn                                 Director                          January 14, 1999
---------------------------------
Kenneth W. Washburn

/s/ W. Edward Wood                                      Director                          January 15, 1999
---------------------------------
W. Edward Wood





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